UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2012

Semi-Annual

Repor t

Legg Mason BW

Diversified

Large Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Diversified Large Cap Value Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Diversified Large Cap Value Fund for the six-month reporting period ended March 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

April 27, 2012

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s initial estimate for first quarter 2012 GDP growth was 2.2%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined over the next six months and was 8.2% in March 2012, the lowest rate since February 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, the inventory of unsold homes moved lower versus the previous month in March 2012 and home prices increased. The NAR reported that the median existing-home price for all housing types was $163,800 in March 2012, up 2.5% from March 2011.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After dipping to 52.4 in February, the PMI rose to 53.4 in March. In addition, fifteen of the eighteen industries tracked by the Institute for Supply Management expanded in March. In contrast, only nine and eleven industries expanded in January and February 2012, respectively.

IV	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April (after the reporting period ended), saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Performance review

For the six months ended March 31, 2012, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 25.35%. The Fund’s unmanaged benchmark, the Russell 1000 Value Indexv, returned 25.68% for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 25.51% over the same time frame.

Performance Snapshot as of March 31, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	25.35%
Class C	24.97%
Class I	25.60%
Class IS	25.73%
Russell 1000 Value Index	25.68%
Lipper Large-Cap Value Funds Category Average[1]	25.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 31, 2012, the gross total annual operating expense ratios for Class A, Class C, Class I and Class IS were 1.36%, 2.11%, 1.11% and 0.87%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 538 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Diversified Large Cap Value Fund	V

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market experienced strong returns during the period. Risk appetite was robust in October 2011, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. While a flight to quality occurred in November due to renewed fears regarding the situation in Europe, risk appetite returned over the last four months of the period as the U.S. economy gained further traction. All told, for the six months ended March 31, 2012, the S&P 500 Indexvi returned 25.89%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended March 31, 2012, with the small-cap Russell 2000 Indexvii returning 29.83%. In contrast, the large-cap Russell 1000 Indexviii and the Russell Midcap Indexix returned 26.27% and 26.84%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 27.12% and 25.97%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

April 27, 2012

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2012 and September 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2011 and held for the six months ended March 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	25.35%	$1,000.00	$1,253.50	1.30%	$7.32	Class A	5.00%	$1,000.00	$1,018.50	1.30%	$6.56
Class C	24.97	1,000.00	1,249.70	2.05	11.53	Class C	5.00	1,000.00	1,014.75	2.05	10.33
Class I	25.60	1,000.00	1,256.00	0.95	5.36	Class I	5.00	1,000.00	1,020.25	0.95	4.80
Class IS	25.73	1,000.00	1,257.30	0.85	4.80	Class IS	5.00	1,000.00	1,020.75	0.85	4.29

[1]	For the six months ended March 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.8%
Consumer Discretionary — 7.3%
Auto Components — 0.0%
Lear Corp.	4,300	$199,907
Automobiles — 0.3%
Ford Motor Co.	103,700	1,295,213
Diversified Consumer Services — 0.1%
H&R Block Inc.	23,100	380,457
Hotels, Restaurants & Leisure — 0.3%
Darden Restaurants Inc.	13,500	690,660
Hyatt Hotels Corp., Class A Shares	12,600	538,272	*
Total Hotels, Restaurants & Leisure		1,228,932
Household Durables — 0.4%
D.R. Horton Inc.	25,300	383,801
Jarden Corp.	4,300	172,989
Lennar Corp., Class A Shares	12,600	342,468
Mohawk Industries Inc.	9,000	598,590	*
Newell Rubbermaid Inc.	13,600	242,216
Toll Brothers Inc.	15,200	364,648	*
Tupperware Brands Corp.	1,600	101,600
Total Household Durables		2,206,312
Leisure Equipment & Products — 0.2%
Mattel Inc.	27,900	939,114
Media — 4.5%
CBS Corp., Class B Shares	159,900	5,422,209
DIRECTV, Class A Shares	33,700	1,662,758	*
DISH Network Corp., Class A Shares	31,200	1,027,416
Gannett Co. Inc.	11,700	179,361
Interpublic Group of Cos. Inc.	21,600	246,456
Omnicom Group Inc.	21,000	1,063,650
Time Warner Cable Inc.	11,900	969,850
Time Warner Inc.	140,100	5,288,775
Viacom Inc., Class B Shares	89,600	4,252,416
Walt Disney Co.	65,600	2,871,968
Total Media		22,984,859
Multiline Retail — 1.2%
Big Lots Inc.	5,700	245,214	*
Kohl’s Corp.	22,800	1,140,684
Macy’s Inc.	78,400	3,114,832

See Notes to Financial Statements.

4	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Multiline Retail — continued
Target Corp.	30,900	$1,800,543
Total Multiline Retail		6,301,273
Specialty Retail — 0.3%
Best Buy Co. Inc.	15,900	376,512
GameStop Corp., Class A Shares	11,400	248,976
Signet Jewelers Ltd.	6,700	316,776
Staples Inc.	29,900	483,782
Total Specialty Retail		1,426,046
Total Consumer Discretionary		36,962,113
Consumer Staples — 7.3%
Beverages — 1.3%
Coca-Cola Enterprises Inc.	14,600	417,560
Constellation Brands Inc., Class A Shares	21,000	495,390	*
Dr. Pepper Snapple Group Inc.	16,500	663,465
Molson Coors Brewing Co., Class B Shares	7,500	339,375
PepsiCo Inc.	67,200	4,458,720
Total Beverages		6,374,510
Food & Staples Retailing — 4.4%
CVS Caremark Corp.	103,900	4,654,720
Kroger Co.	48,100	1,165,463
Safeway Inc.	15,900	321,339
Sysco Corp.	43,700	1,304,882
Wal-Mart Stores Inc.	242,500	14,841,000
Total Food & Staples Retailing		22,287,404
Food Products — 0.7%
Bunge Ltd.	4,100	280,604
Campbell Soup Co.	15,000	507,750
ConAgra Foods Inc.	30,500	800,930
Corn Products International Inc.	8,400	484,260
J.M. Smucker Co.	11,100	903,096
Smithfield Foods Inc.	12,800	281,984	*
Tyson Foods Inc., Class A Shares	28,600	547,690
Total Food Products		3,806,314
Household Products — 0.3%
Energizer Holdings Inc.	2,900	215,122	*
Kimberly-Clark Corp.	16,900	1,248,741
Total Household Products		1,463,863

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	5

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Tobacco — 0.6%
Altria Group Inc.	92,600	$2,858,562
Total Consumer Staples		36,790,653
Energy — 12.7%
Energy Equipment & Services — 0.3%
Helmerich & Payne Inc.	4,200	226,590
National-Oilwell Varco Inc.	15,200	1,207,944
Tidewater Inc.	3,900	210,678
Total Energy Equipment & Services		1,645,212
Oil, Gas & Consumable Fuels — 12.4%
Chevron Corp.	191,600	20,547,184
ConocoPhillips	150,700	11,454,707
Denbury Resources Inc.	16,700	304,441	*
Devon Energy Corp.	31,700	2,254,504
Exxon Mobil Corp.	220,000	19,080,600
Marathon Oil Corp.	53,300	1,689,610
Murphy Oil Corp.	8,300	467,041
Occidental Petroleum Corp.	55,900	5,323,357
Plains Exploration & Production Co.	10,000	426,500	*
Tesoro Corp.	6,500	174,460	*
Valero Energy Corp.	42,300	1,090,071
Whiting Petroleum Corp.	3,300	179,190	*
Total Oil, Gas & Consumable Fuels		62,991,665
Total Energy		64,636,877
Exchange-Traded Funds — 1.8%
iShares Trust-iShares Russell 1000 Value Index Fund	133,200	9,333,324
Financials — 18.3%
Capital Markets — 2.0%
Ameriprise Financial Inc.	19,400	1,108,322
Bank of New York Mellon Corp.	33,500	808,355
BlackRock Inc.	6,200	1,270,380
Eaton Vance Corp.	3,200	91,456
Franklin Resources Inc.	16,800	2,083,704
Goldman Sachs Group Inc.	13,800	1,716,306
Invesco Ltd.	21,100	562,737
Northern Trust Corp.	11,100	526,695
State Street Corp.	40,300	1,833,650
Total Capital Markets		10,001,605

See Notes to Financial Statements.

6	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Commercial Banks — 4.6%
BB&T Corp.	55,800	$1,751,562
CIT Group Inc.	16,200	668,088	*
Commerce Bancshares Inc.	7,600	307,952
Cullen/Frost Bankers Inc.	2,900	168,751
East-West Bancorp Inc.	4,200	96,978
Huntington Bancshares Inc.	39,500	254,775
PNC Financial Services Group Inc.	42,600	2,747,274
U.S. Bancorp	157,400	4,986,432
Wells Fargo & Co.	361,800	12,351,852
Total Commercial Banks		23,333,664
Consumer Finance — 1.5%
American Express Co.	98,200	5,681,852
Discover Financial Services	41,100	1,370,274
SLM Corp.	21,800	343,568
Total Consumer Finance		7,395,694
Diversified Financial Services — 3.9%
JPMorgan Chase & Co.	399,100	18,350,618
Leucadia National Corp.	19,800	516,780
Nasdaq OMX Group Inc.	15,000	388,500	*
Principal Financial Group Inc.	25,700	758,407
Total Diversified Financial Services		20,014,305
Insurance — 6.2%
ACE Ltd.	27,100	1,983,720
AFLAC Inc.	21,900	1,007,181
Allstate Corp.	23,700	780,204
American Financial Group Inc.	21,600	833,328
Arch Capital Group Ltd.	35,100	1,307,124	*
Assurant Inc.	4,300	174,150
Chubb Corp.	61,900	4,277,909
Cincinnati Financial Corp.	7,600	262,276
Everest Re Group Ltd.	4,900	453,348
Fidelity National Financial Inc., Class A Shares	10,300	185,709
HCC Insurance Holdings Inc.	13,500	420,795
Lincoln National Corp.	8,100	213,516
Loews Corp.	88,600	3,532,482
Markel Corp.	1,700	763,198	*
PartnerRe Ltd.	3,200	217,248
Progressive Corp.	132,100	3,062,078

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	7

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
Prudential Financial Inc.	21,300	$1,350,207
Reinsurance Group of America Inc.	8,200	487,654
RenaissanceRe Holdings Ltd.	11,200	848,176
Torchmark Corp.	23,300	1,161,505
Travelers Cos. Inc.	74,500	4,410,400
Unum Group	96,700	2,367,216
Validus Holdings Ltd.	8,400	259,980
W.R. Berkley Corp.	17,100	617,652
XL Group PLC	37,100	804,699
Total Insurance		31,781,755
Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp Inc.	12,200	169,702
People’s United Financial Inc.	16,900	223,756
Total Thrifts & Mortgage Finance		393,458
Total Financials		92,920,481
Health Care — 16.6%
Biotechnology — 1.5%
Amgen Inc.	72,600	4,936,074
Gilead Sciences Inc.	58,500	2,857,725	*
Total Biotechnology		7,793,799
Health Care Equipment & Supplies — 2.8%
Baxter International Inc.	42,600	2,546,628
Becton, Dickinson & Co.	18,000	1,397,700
Boston Scientific Corp.	115,600	691,288	*
C.R. Bard Inc.	3,200	315,904
CareFusion Corp.	8,300	215,219	*
Covidien PLC	37,400	2,045,032
Medtronic Inc.	74,100	2,903,979
St. Jude Medical Inc.	24,900	1,103,319
Stryker Corp.	17,800	987,544
Zimmer Holdings Inc.	31,900	2,050,532
Total Health Care Equipment & Supplies		14,257,145
Health Care Providers & Services — 4.4%
Aetna Inc.	42,100	2,111,736
AmerisourceBergen Corp.	11,900	472,192
Cardinal Health Inc.	14,800	638,028
Coventry Health Care Inc.	14,400	512,208
Health Net Inc.	9,600	381,312	*
Humana Inc.	17,100	1,581,408

See Notes to Financial Statements.

8	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Health Care Providers & Services — continued
Laboratory Corporation of America Holdings	11,200	$1,025,248	*
McKesson Corp.	41,000	3,598,570
Quest Diagnostics Inc.	12,400	758,260
UnitedHealth Group Inc.	116,800	6,884,192
Universal Health Services Inc., Class B Shares	4,200	176,022
WellPoint Inc.	59,200	4,368,960
Total Health Care Providers & Services		22,508,136
Pharmaceuticals — 7.9%
Abbott Laboratories	86,400	5,295,456
Bristol-Myers Squibb Co.	77,100	2,602,125
Eli Lilly & Co.	78,800	3,173,276
Endo Pharmaceuticals Holdings Inc.	11,600	449,268	*
Forest Laboratories Inc.	44,700	1,550,643	*
Johnson & Johnson	117,100	7,723,916
Merck & Co. Inc.	139,700	5,364,480
Pfizer Inc.	603,500	13,675,310
Total Pharmaceuticals		39,834,474
Total Health Care		84,393,554
Industrials — 12.2%
Aerospace & Defense — 2.2%
General Dynamics Corp.	37,500	2,751,750
Honeywell International Inc.	35,100	2,142,855
L-3 Communications Holdings Inc.	7,900	559,083
Lockheed Martin Corp.	25,900	2,327,374
Northrop Grumman Corp.	29,500	1,801,860
Raytheon Co.	26,600	1,403,948
Rockwell Collins Inc.	7,000	402,920
Total Aerospace & Defense		11,389,790
Air Freight & Logistics — 0.1%
FedEx Corp.	8,700	800,052
Building Products — 0.1%
Owens Corning Inc.	9,700	349,491	*
Commercial Services & Supplies — 0.1%
Republic Services Inc.	15,800	482,848
Construction & Engineering — 0.2%
KBR Inc.	11,400	405,270
Quanta Services Inc.	15,000	313,500	*
URS Corp.	6,000	255,120
Total Construction & Engineering		973,890

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	9

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Industrial Conglomerates — 7.2%
3M Co.	54,200	$4,835,182
General Electric Co.	1,080,700	21,689,649
Tyco International Ltd.	35,000	1,966,300
United Technologies Corp.	95,300	7,904,182
Total Industrial Conglomerates		36,395,313
Machinery — 1.9%
Cummins Inc.	14,700	1,764,588
Deere & Co.	31,300	2,532,170
Dover Corp.	8,600	541,284
Eaton Corp.	15,600	777,348
Flowserve Corp.	5,500	635,305
Illinois Tool Works Inc.	22,700	1,296,624
Ingersoll-Rand PLC	8,200	339,070
Kennametal Inc.	6,000	267,180
Parker Hannifin Corp.	12,200	1,031,510
Snap-on Inc.	2,700	164,619
Timken Co.	7,100	360,254
Total Machinery		9,709,952
Professional Services — 0.1%
Dun & Bradstreet Corp.	3,900	330,447
Road & Rail — 0.3%
Norfolk Southern Corp.	25,500	1,678,665
Total Industrials		62,110,448
Information Technology — 13.1%
Communications Equipment — 1.1%
Cisco Systems Inc.	246,500	5,213,475
Harris Corp.	5,400	243,432
Total Communications Equipment		5,456,907
Computers & Peripherals — 0.6%
Dell Inc.	139,100	2,309,060	*
Seagate Technology PLC	20,100	541,695
Total Computers & Peripherals		2,850,755
Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies Inc.	15,600	694,356
Arrow Electronics Inc.	16,500	692,505	*
Avnet Inc.	21,400	778,746	*
Ingram Micro Inc., Class A Shares	19,400	360,064	*
Jabil Circuit Inc.	9,600	241,152

See Notes to Financial Statements.

10	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Molex Inc.	12,400	$348,688
Total Electronic Equipment, Instruments & Components		3,115,511
Internet Software & Services — 0.2%
Yahoo! Inc.	53,100	808,182	*
IT Services — 4.1%
Fidelity National Information Services Inc.	22,900	758,448
International Business Machines Corp.	92,400	19,279,260
Western Union Co.	46,800	823,680
Total IT Services		20,861,388
Office Electronics — 0.1%
Xerox Corp.	64,900	524,392
Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices Inc.	22,600	913,040
Applied Materials Inc.	99,500	1,237,780
Intel Corp.	407,300	11,449,203
KLA-Tencor Corp.	12,800	696,576
Lam Research Corp.	9,400	419,428	*
Marvell Technology Group Ltd.	27,300	429,429	*
Micron Technology Inc.	42,300	342,630	*
Texas Instruments Inc.	90,800	3,051,788
Total Semiconductors & Semiconductor Equipment		18,539,874
Software — 2.8%
CA Inc.	75,500	2,080,780
Microsoft Corp.	385,700	12,438,825
Total Software		14,519,605
Total Information Technology		66,676,614
Materials — 2.5%
Chemicals — 1.3%
Albemarle Corp.	6,400	409,088
Ashland Inc.	5,800	354,148
Celanese Corp., Series A Shares	7,300	337,114
CF Industries Holdings Inc.	3,100	566,215
E.I. du Pont de Nemours & Co.	58,600	3,099,940
Eastman Chemical Co.	11,700	604,773
PPG Industries Inc.	11,800	1,130,440
Total Chemicals		6,501,718
Containers & Packaging — 0.4%
Ball Corp.	27,900	1,196,352

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	11

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Containers & Packaging — continued
Crown Holdings Inc.	14,400	$530,352	*
Sonoco Products Co.	9,300	308,760
Total Containers & Packaging		2,035,464
Metals & Mining — 0.4%
Newmont Mining Corp.	22,300	1,143,321
Nucor Corp.	11,900	511,105
Reliance Steel & Aluminum Co.	7,100	401,008
Total Metals & Mining		2,055,434
Paper & Forest Products — 0.4%
Domtar Corp.	3,800	362,444
International Paper Co.	33,000	1,158,300
MeadWestvaco Corp.	24,100	761,319
Total Paper & Forest Products		2,282,063
Total Materials		12,874,679
Telecommunication services — 3.4%
Diversified Telecommunication Services — 3.4%
AT&T Inc.	559,200	17,463,816
Utilities — 3.6%
Electric Utilities — 1.7%
American Electric Power Co. Inc.	33,600	1,296,288
Duke Energy Corp.	115,100	2,418,251
Edison International	42,300	1,798,173
Entergy Corp.	8,200	551,040
NextEra Energy Inc.	27,600	1,685,808
NV Energy Inc.	32,800	528,736
Pepco Holdings Inc.	16,500	311,685
Pinnacle West Capital Corp.	5,100	244,290
Total Electric Utilities		8,834,271
Gas Utilities — 0.1%
Atmos Energy Corp.	9,000	283,140
Energen Corp.	7,600	373,540
Total Gas Utilities		656,680
Independent Power Producers & Energy Traders — 0.2%
AES Corp.	58,100	759,367	*
Multi-Utilities — 1.5%
Alliant Energy Corp.	9,500	411,540
Ameren Corp.	17,100	557,118
Consolidated Edison Inc.	12,600	736,092

See Notes to Financial Statements.

12	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Multi-Utilities — continued
DTE Energy Co.	20,600	$1,133,618
Integrys Energy Group Inc.	7,100	376,229
MDU Resources Group Inc.	14,600	326,894
NiSource Inc.	20,800	506,480
OGE Energy Corp.	4,200	224,700
Public Service Enterprise Group Inc.	23,700	725,457
SCANA Corp.	9,200	419,612
Sempra Energy	16,800	1,007,328
TECO Energy Inc.	20,100	352,755
Wisconsin Energy Corp.	17,400	612,132
Total Multi-Utilities		7,389,955
Water Utilities — 0.1%
American Water Works Co. Inc.	13,100	445,793
Total Utilities		18,086,066
Total Investments — 98.8% (Cost — $427,411,493#)		502,248,625
Other Assets in Excess of Liabilities — 1.2%		5,947,474
Total Net Assets — 100.0%		$508,196,099

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

March 31, 2012

Assets:
Investments, at value (Cost — $427,411,493)	$502,248,625
Cash	6,963,967
Receivable for securities sold	9,286,737
Dividends receivable	802,331
Receivable for Fund shares sold	330,718
Prepaid expenses	74,174
Total Assets	519,706,552

Liabilities:
Payable for securities purchased	11,056,958
Investment management fee payable	334,645
Payable for Fund shares repurchased	81,830
Service and/or distribution fees payable	191
Accrued expenses	36,829
Total Liabilities	11,510,453
Total Net Assets	$508,196,099

Net Assets:
Par value (Note 7)	$327
Paid-in capital in excess of par value	426,074,996
Undistributed net investment income	2,065,472
Accumulated net realized gain on investments	5,218,172
Net unrealized appreciation on investments	74,837,132
Total Net Assets	$508,196,099

Shares Outstanding:
Class A	18,223
Class C	10,513
Class I	18,185
Class IS	32,678,660

Net Asset Value:
Class A (and redemption price)	$15.56
Class C*	$15.49
Class I (and redemption price)	$15.53
Class IS (and redemption price)	$15.53
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.51

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2012

Investment Income:
Dividends	$6,391,161
Interest	676
Less: Foreign taxes withheld	(15,960)
Total Investment Income	6,375,877

Expenses:
Investment management fee (Note 2)	1,789,330
Fees recaptured by investment manager (Note 2)	100,531
Fund accounting fees	22,586
Shareholder reports	21,364
Legal fees	20,285
Trustees’ fees	18,193
Audit and tax	15,896
Registration fees	8,678
Custody fees	6,840
Transfer agent fees (Note 5)	4,888
Insurance	4,066
Service and/or distribution fees (Notes 2 and 5)	876
Miscellaneous expenses	9,197
Total Expenses	2,022,730
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(57)
Net Expenses	2,022,673
Net Investment Income	4,353,204

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	5,525,560
Change in Net Unrealized Appreciation (Depreciation) from Investments	98,052,239
Net Gain on Investments	103,577,799
Increase in Net Assets from Operations	$107,931,003

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended March 31, 2012 (unaudited) and the Year Ended September 30, 2011	2012	2011

Operations:
Net investment income	$4,353,204	$3,170,887
Net realized gain	5,525,560	5,792,002
Change in net unrealized appreciation (depreciation)	98,052,239	(27,840,355)
Increase (Decrease) in Net Assets From Operations	107,931,003	(18,877,466)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,000,007)	(800,010)
Net realized gains	(6,062,126)	(242,978)
Decrease in Net Assets From Distributions to Shareholders	(11,062,133)	(1,042,988)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	21,925,696	377,991,589
Reinvestment of distributions	11,062,133	1,041,713
Cost of shares repurchased	(61,630,268)	(41,520,992)
Increase (Decrease) in Net Assets From Fund Share Transactions	(28,642,439)	337,512,310
Increase in Net Assets	68,226,431	317,591,856

Net Assets:
Beginning of period	439,969,668	122,377,812
End of period*	$508,196,099	$439,969,668
* Includes undistributed net investment income of:	$2,065,472	$2,712,275

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010[3]

Net asset value, beginning of period	$12.65	$12.52	$12.00

Income from operations:
Net investment income	0.10	0.15	0.02
Net realized and unrealized gain	3.08	0.02	0.50
Total income from operations	3.18	0.17	0.52

Less distributions from:
Net investment income	(0.09)	(0.02)	—
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.27)	(0.04)	—

Net asset value, end of period	$15.56	$12.65	$12.52
Total return[4]	25.35%	1.35%	4.33%

Net assets, end of period (000s)	$284	$156	$104

Ratios to average net assets:
Gross expenses	1.30%[5]	1.43%	2.19%[5]
Net expenses[6,7]	1.30 [5]	1.30	1.27 [5]
Net investment income	1.37 [5]	1.10	1.98 [5]

Portfolio turnover rate	71%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2012 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010[3]

Net asset value, beginning of period	$12.56	$12.52	$12.00

Income from operations:
Net investment income	0.04	0.05	0.01
Net realized and unrealized gain	3.07	0.01	0.51
Total income from operations	3.11	0.06	0.52

Less distributions from:
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.18)	(0.02)	—

Net asset value, end of period	$15.49	$12.56	$12.52
Total return[4]	24.97%	0.50%	4.33%

Net assets, end of period (000s)	$163	$71	$104

Ratios to average net assets:
Gross expenses	2.07%[5]	2.18%	2.94%[5]
Net expenses[6,7]	2.05 [5]	2.05	2.02 [5]
Net investment income	0.62 [5]	0.33	1.23 [5]

Portfolio turnover rate	71%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2012 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010[3]

Net asset value, beginning of period	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.12	0.20	0.02
Net realized and unrealized gain	3.08	0.00 [4]	0.51
Total income from operations	3.20	0.20	0.53

Less distributions from:
Net investment income	(0.14)	(0.06)	—
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.32)	(0.08)	—

Net asset value, end of period	$15.53	$12.65	$12.53
Total return[5]	25.60%	1.62%	4.42%

Net assets, end of period (000s)	$282	$65	$105

Ratios to average net assets:
Gross expenses	1.00%[6]	1.18%	1.94%[6]
Net expenses[7,8]	0.95 [6]	0.95	0.92 [6]
Net investment income	1.66 [6]	1.43	2.33 [6]

Portfolio turnover rate	71%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2012 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2012[2]	2011	2010[3]

Net asset value, beginning of period	$12.65	$12.53	$12.00

Income from operations:
Net investment income	0.13	0.22	0.02
Net realized and unrealized gain	3.08	0.00 [4]	0.51
Total income from operations	3.21	0.22	0.53

Less distributions from:
Net investment income	(0.15)	(0.08)	—
Net realized gains	(0.18)	(0.02)	—
Total distributions	(0.33)	(0.10)	—

Net asset value, end of period	$15.53	$12.65	$12.53
Total return[5]	25.73%	1.72%	4.42%

Net assets, end of period (000s)	$507,467	$439,678	$122,063

Ratios to average net assets:
Gross expenses	0.85%[6]	0.94%	1.70%[6]
Net expenses[7]	0.85 [6]	0.85 [8]	0.82 [6,8]
Net investment income	1.82 [6]	1.58	2.40 [6]

Portfolio turnover rate	71%	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2012 (unaudited).

[3]	For the period September 7, 2010 (inception date) to September 30, 2010.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	21

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$502,248,625	—	—	$502,248,625

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	23

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2012, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment advisor. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, C, I and IS shares did not exceed 1.30%, 2.05%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares

24	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the six months ended March 31, 2012, fees waived and/or expenses reimbursed amounted to $57.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at March 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires September 31, 2013	—	—	$10	—
Expires September 31, 2014	$147	$127	231	$119,941
Expires September 31, 2015	4	16	37	—
Fee waivers/expense reimbursements subject to recapture	$151	$143	$278	$119,941

For the six months ended March 31, 2012, LMPFA recaptured $41, $16, $34, and $100,440 for Class A, C, I and IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2012, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2012, there were no CDSCs paid to LMIS and its affiliates.

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	25

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2012, Legg Mason and its affiliates owned 99.90% of the Fund.

3. Investments

During the six months ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$332,568,109
Sales	368,867,876

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$75,475,730
Gross unrealized depreciation	(638,598)
Net unrealized appreciation	$74,837,132

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$267	$222
Class C	609	142
Class I	—	109
Class IS	—	4,415
Total	$876	$4,888

26	Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended March 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4
Class C	16
Class I	37
Class IS	—
Total	$57

6. Distributions to shareholders by class

	Six Months Ended March 31, 2012	Year Ended September 30, 2011
Net Investment Income:
Class A	$1,184	$141
Class C	—	—
Class I	1,244	537
Class IS	4,997,579	799,332
Total	$5,000,007	$800,010

Net Realized Gains
Class A	$2,393	$199
Class C	1,537	199
Class I	946	199
Class IS	6,057,250	242,381
Total	$6,062,126	$242,978

7. Shares of beneficial interest

At March 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,401	$93,958	7,339	$102,857
Shares issued on reinvestment	257	3,577	—	—
Shares repurchased	(747)	(11,451)	(3,360)	(50,000)
Net increase	5,911	$86,084	3,979	$52,857

Legg Mason BW Diversified Large Cap Value Fund 2012 Semi-Annual Report	27

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class C
Shares sold	5,038	$70,932	1,415	$20,091
Shares issued on reinvestment	111	1,537	—	—
Shares repurchased	(326)	(4,854)	(4,058)	(58,624)
Net increase (decrease)	4,823	$67,615	(2,643)	$(38,533)

Class I
Shares sold	12,891	$183,857	165	$2,441
Shares issued on reinvestment	158	2,190	—	—
Shares repurchased	—	—	(3,362)	(50,000)
Net increase (decrease)	13,049	$186,047	(3,197)	$(47,559)

Class IS
Shares sold	1,515,179	$21,576,949	27,854,129	$377,866,200
Shares issued on reinvestment	793,544	11,054,829	77,215	1,041,713
Shares repurchased	(4,377,206)	(61,613,963)	(2,927,290)	(41,362,368)
Net increase (decrease)	(2,068,483)	$(28,982,185)	25,004,054	$337,545,545

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended March 31, 2012.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

28	Legg Mason BW Diversified Large Cap Value Fund

Board approval of management and subadvisory agreements (unaudited)

At its November 2011 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Advisory Agreement”) with Brandywine Global Investment Management, LLC (the “Adviser”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) met on October 12, 2011, with the assistance of their independent legal counsel and contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Trustees reviewed the information provided, as well as a memorandum from legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management and Advisory Agreements in executive session held on November 16, 2011.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholder to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager to the Legg Mason fund complex had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily

Legg Mason BW Diversified Large Cap Value Fund	29

responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the Fund’s competitive performance, placing it in the second quintile for the since inception month-end (September 2010) to June 30, 2011 period. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements made by the Manager which partially reduced the management fee paid to the Manager) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

30	Legg Mason BW Diversified Large Cap Value Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper, Inc., as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that the Contractual and Actual Management Fees were competitive (third and second quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013521 5/12 SR12-1635

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President
Legg Mason Global Asset Management Trust

Date: May 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Prseident
Legg Mason Global Asset Management Trust

Date: May 25, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date: May 25, 2012